THIS PROPOSED FIRST SUPPLEMENT TO THE SECOND AMENDED DISCLOSURE STATEMENT IS BEING SUBMITTED FOR APPROVAL BUT HAS NOT YET BEEN APPROVED BY THE COURT.


                                        UNITED STATES BANKRUPTCY COURT

                                         FOR THE DISTRICT OF DELAWARE
In re:                                          )      Chapter 11 Cases
                                                )
FOAMEX INTERNATIONAL INC., et al.,              )      Case No. 05-12685 (KG)
                                                )
                                                )      (Jointly Administered)
                          Debtors.              )


                FIRST SUPPLEMENT TO THE SECOND AMENDED DISCLOSURE
              STATEMENT FOR DEBTORS' SECOND AMENDED JOINT PLAN OF
             REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

                             PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
                             Alan W. Kornberg
                             Brian S. Hermann
                             Justin G. Brass
                             Ephraim I. Diamond
                             1285 Avenue of the Americas
                             New York, New York  10019-6064
                             (212) 373-3000

                             -and-

                             YOUNG CONAWAY STARGATT & TAYLOR, LLP
                             Pauline K. Morgan (No. 3650)
                             Joseph M. Barry (No. 4221)
                             1000 West Street, 17th Floor
                             P.O. Box 391 Wilmington, Delaware 19801
                             (302) 571-6600

                             Attorneys for the Debtors and Debtors in Possession

Dated:   Wilmington, Delaware
         December 12, 2006

     ALL SHAREHOLDERS ARE ADVISED AND ENCOURAGED TO READ THIS FIRST SUPPLEMENT (THE "FIRST SUPPLEMENT") TO THE SECOND AMENDED DISCLOSURE STATEMENT IN ITS ENTIRETY. THE STATEMENTS CONTAINED IN THIS FIRST SUPPLEMENT ARE MADE ONLY AS OF THE DATE HEREOF UNLESS OTHERWISE SPECIFIED, AND THERE CAN BE NO ASSURANCE THAT THE STATEMENTS CONTAINED HEREIN WILL BE CORRECT AT ANY TIME AFTER SUCH DATE.

     THIS FIRST SUPPLEMENT HAS BEEN PREPARED IN ACCORDANCE WITH SECTION 1125 OF THE BANKRUPTCY CODE AND RULE 3016 OF THE FEDERAL RULES OF BANKRUPTCY PROCEDURE AND NOT NECESSARILY IN ACCORDANCE WITH FEDERAL OR STATE SECURITIES LAWS OR OTHER APPLICABLE LAW. THIS FIRST SUPPLEMENT HAS BEEN NEITHER APPROVED NOR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE STATEMENTS CONTAINED HEREIN. PERSONS OR ENTITIES TRADING IN OR OTHERWISE PURCHASING, SELLING, OR TRANSFERRING CLAIMS OR EQUITY INTERESTS IN THE DEBTORS SHOULD EVALUATE THIS FIRST SUPPLEMENT AND THE PLAN IN LIGHT OF THE PURPOSES FOR WHICH THEY WERE PREPARED.

     THIS FIRST SUPPLEMENT IS NOT AN OFFER OF SALE FOR ANY SECURITIES. A REGISTRATION STATEMENT IN RESPECT OF THE ADDITIONAL COMMON STOCK PROPOSED TO BE OFFERED PURSUANT TO THE RIGHTS OFFERING AND THE CALL OPTION TO BE CREATED PURSUANT TO THE SECOND AMENDED PLAN IS BEING FILED WITH THE SEC.

     THE  INFORMATION  IN THIS FIRST  SUPPLEMENT  IS BEING  PROVIDED  SOLELY FOR
PURPOSES OF VOTING TO ACCEPT OR REJECT THE PLAN. NOTHING IN THIS FIRST SUPPLEMENT MAY BE USED BY ANY ENTITY FOR ANY OTHER PURPOSE.

     AS  TO  CONTESTED  MATTERS,  EXISTING  LITIGATION  INVOLVING,  OR  POSSIBLE
ADDITIONAL LITIGATION TO BE BROUGHT BY, OR AGAINST, THE DEBTORS, ADVERSARY PROCEEDINGS, AND OTHER ACTIONS OR THREATENED ACTIONS, THIS FIRST SUPPLEMENT SHALL NOT CONSTITUTE OR BE CONSTRUED AS AN ADMISSION OF ANY FACT OR LIABILITY, A STIPULATION, OR A WAIVER, BUT RATHER AS A STATEMENT MADE WITHOUT PREJUDICE SOLELY FOR SETTLEMENT PURPOSES, WITH FULL RESERVATION OF RIGHTS, AND IS NOT TO BE USED FOR ANY LITIGATION PURPOSE WHATSOEVER BY ANY PERSON, PARTY OR ENTITY. AS SUCH, THIS FIRST SUPPLEMENT SHALL NOT BE ADMISSIBLE IN ANY NONBANKRUPTCY PROCEEDING INVOLVING THE DEBTORS OR ANY OTHER PARTY IN INTEREST, NOR SHALL IT BE CONSTRUED TO BE CONCLUSIVE ADVICE ON THE TAX, SECURITIES, FINANCIAL OR OTHER

EFFECTS OF THE PLAN AS TO HOLDERS OF CLAIMS AGAINST OR EQUITY INTERESTS IN THE DEBTORS.

     On November 27, 2006, the Debtors filed with the Court their second amended plan (the "Plan") and the related second amended disclosure statement (the "Disclosure Statement").(1) On November 27, 2006, at a hearing before the Court, the Court approved the Disclosure Statement as containing adequate information as required by section 1125 of the Bankruptcy Code and granted the Debtors' request to commence solicitation of votes from those Classes of Creditors and Equityholders entitled to vote to accept or reject the Plan. The Debtors currently are soliciting votes from the holders of Claims in Class 3 and Equity Interests in Classes 9 and 10. This First Supplement is being distributed to the holders of Equity Interests in Classes 9 and 10 only, to supplement the information contained in the Disclosure Statement affecting holders of Equity Interests in those Classes only. The First Supplement incorporates, in full, the Disclosure Statement and supplements the information contained in the Disclosure Statement describing Reorganized Foamex International's Amended and Restated Certificate of Incorporation (Article VIII.J.1.(c)) and the federal income tax consequences of the Plan (Article XIV).

     In particular, the Debtors have concluded that if a sufficiently high percentage of the Rights are exercised in connection with the Rights Offering (including the Significant Equityholders' exercise of their Rights and the Significant Equityholders' exercise, if any, of their Call Option), the consummation of the Rights Offering and the issuance of Additional Common Stock pursuant to the Rights Offering (or settlement of the Call Option) likely would not result in a Section 382 Ownership Change, in which case, Foamex International would then emerge from chapter 11 without experiencing such an ownership change and, consequently, without having any additional restrictions placed on Reorganized Foamex International's future use of its NOLs. To protect such unrestricted use of the NOLs, which can generally be used to offset Reorganized Foamex International's projected future taxable income and are thus a valuable asset of Foamex International and Reorganized Foamex International, the Amended and Restated Certificate of Incorporation of Reorganized Foamex International will contain provisions prohibiting certain sales and transfers of Reorganized Foamex International's common shares (including, for this purpose, options to acquire stock such as warrants, convertible debt, convertible preferred stock, puts, stock subject to risk of forfeiture, contracts to acquire stock or a similar interest, regardless of whether it is contingent or otherwise not currently exercisable) (the "Trading Restrictions").

     The Trading Restrictions described herein will not be implemented or effective if the Rights Offering (including the Significant Equityholders' exercise of their Rights and the Significant Equityholders' exercise, if any, of their Call Option) results in a Section 382 Ownership Change. In such case, holders of Reorganized Foamex International's common stock will be able to freely trade such shares, subject to applicable securities laws. If the Trading Restrictions are implemented,

----------------------------------

1) Capitalized terms used herein and not otherwise defined herein shall have such meanings as in the Plan and Disclosure Statement.

however, Reorganized Foamex International's common stock certificates will be legended to reflect such Trading Restrictions.

     Subject to the exceptions described in the next paragraph, among the transactions that would be subject to the Trading Restrictions would be the following: (a) any transfer of common stock by a Five-Percent Shareholder and
(b) any transfer of common stock to the extent that, as a result of the transfer (or any series of transfers of which such transfer is a part), either (1) the percentage stock ownership of any person or group of persons that is not a Five-Percent Shareholder on the Effective Date would exceed 4.9% or (2) any Five-Percent Shareholder's percentage of common stock ownership in Reorganized Foamex International would be increased. For these purposes, a "Five-Percent Shareholder" is generally, any person or group of persons that at any time during the three-year period ending on the Effective Date, has owned 5% or more of the outstanding common stock of Foamex International. Stock ownership includes certain options, rights to acquire common stock and other equity-like rights in Reorganized Foamex International.

     The following transactions would be excluded from the Trading Restrictions:
(a) a transfer of Reorganized Foamex International's common stock by a Five Percent Shareholder that acquired all of its stock in Reorganized Foamex International on or after January 1, 2006 (a "Qualified Five Percent Shareholder") to any person, who, immediately prior to such transfer, owned none of Reorganized Foamex International's common stock, (b) a transfer of Reorganized Foamex International's common stock from one Qualified Five Percent Shareholder to another Qualified Five Percent Shareholder, (c) a transfer of Reorganized Foamex International's common stock by a Qualified Five Percent Shareholder in a transaction that would create a new "public group" for purposes of section 382 of the Tax Code, (d) sales by the Significant Equityholders of Reorganized Foamex International's common stock in a public offering subject and pursuant to the rights provided for and the procedures set forth in the Registration Rights Agreement to be entered into as of the Effective Date by Reorganized Foamex International and the Significant Equityholders, provided, however, that the common stock to be sold pursuant to such public offering is held by three or more of the Significant Equityholders and such Significant Equityholders hold more than 51% of the common stock held by all of the Significant Equityholders in the aggregate, (e) tender offers resulting in an acquisition of more than 50% of the then outstanding common stock of Reorganized Foamex International, or (f) any transaction approved in advance by Reorganized Foamex International's board of directors.

     Any sale or transfer of the Post-Effective Date Common Stock in violation of these restrictions (a "Prohibited Transfer") would be void ab initio, and any purported purchaser/transferee of the common stock being purchased in such Prohibited Transfer (a "Purported Transferee") will not be recognized as a shareholder of Reorganized Foamex International for any purpose whatsoever in respect of the Post-Effective Date Common Stock which are the subject of the Prohibited Transfer (the "Excess Shares").

     The Trading Restrictions would be effective as of Effective Date until the earliest of (i) December 31, 2009; (ii) the determination by the Debtors or the

Reorganized Debtors that they experienced a Section 382 Ownership Change during the Chapter 11 Cases, as a result of the consummation of the Plan on the Effective Date, or any time thereafter; (iii) the beginning of a taxable year of Reorganized Foamex International in which none of its NOLs or any of its subsidiaries in existence as of the Effective Date is currently available or will be available; (iv) the repeal, amendment or modification of Section 382 of the Tax Code in such a way as to render Reorganized Foamex International no longer subject to the restrictions imposed by such section; or (v) the determination by the Board of Directors that it is in the best interests of Reorganized Foamex International and its shareholders for the Trading Restrictions to expire.

     For purposes of the Trading Restrictions, stock ownership would be determined under complex attribution rules pursuant to the Tax Code and generally includes shares held directly, indirectly (through intervening entities) and constructively (by certain related parties). The board of directors of Reorganized Foamex International could deny approval for any proposed sale or transfer if, in its reasonable assessment, the sale or transfer that is covered by the Trading Restrictions could jeopardize realization by the Reorganized Debtors of the full benefits of unrestricted use of Reorganized Foamex International's NOLs.

     A copy of Reorganized Foamex International's Amended and Restated Certificate of Incorporation containing the Trading Restrictions will be filed with the Court and posted on the Foamex's website (www.foamex.com) on or prior to January 8, 2007 (or such other date as may be set by the Court).

Dated:    December 12, 2006



                     FOAMEX INTERNATIONAL INC.

                     By:    /s/ Gregory J. Christian
                            -----------------------------------------
                     Name:  Gregory J. Christian
                     Title: Executive Vice President, Chief
                            Administrative Officer, Chief
                            Restructuring Officer and General
                            Counsel


                     FMXI, INC.

                     By:    /s/ Gregory J. Christian
                            -----------------------------------------
                     Name:  Gregory J. Christian
                     Title: Vice President, Chief Restructuring
                            Officer and Secretary

                     FOAMEX L.P.

                     By:  FMXI, INC.
                     Foamex L.P.'s Managing General Partner
                     By:    /s/ Gregory J. Christian
                            -----------------------------------------
                     Name:  Gregory J. Christian
                     Title: Vice President, Chief Restructuring
                            Officer and Secretary


                     FOAMEX CAPITAL CORPORATION

                     By:    /s/ Gregory J. Christian
                            -----------------------------------------
                     Name:  Gregory J. Christian
                     Title: Vice President, Chief Restructuring
                            Officer and Secretary


                     FOAMEX CARPET CUSHION LLC

                     By:    /s/ Gregory J. Christian
                            -----------------------------------------
                     Name:  Gregory J. Christian
                     Title: Vice President, Chief Restructuring
                            Officer and Secretary


                     FOAMEX ASIA, INC.

                     By:    /s/ Gregory J. Christian
                            -----------------------------------------
                     Name:  Gregory J. Christian
                     Title: Vice President, Chief Restructuring
                            Officer and Secretary


                     FOAMEX LATIN AMERICA, INC.

                     By:    /s/ Gregory J. Christian
                            -----------------------------------------
                     Name:  Gregory J. Christian
                     Title: Vice President, Chief Restructuring
                            Officer and Secretary

                     FOAMEX MEXICO, INC.

                     By:    /s/ Gregory J. Christian
                            -----------------------------------------
                     Name:  Gregory J. Christian
                     Title: Vice President, Chief Restructuring
                            Officer and Secretary


                     FOAMEX MEXICO II, INC.

                     By:    /s/ Gregory J. Christian
                            -----------------------------------------
                     Name:  Gregory J. Christian
                     Title: Vice President, Chief Restructuring
                            Officer and Secretary